UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 22, 2017

C&J Energy Services, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38023	81-4808566
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3990 Rogerdale Rd.

Houston, Texas 77042

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (713) 325-6000

N/A

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure

On September 22, 2017, C&J Energy Services, Inc. (“C&J” or the “Company”) posted an updated corporate presentation dated as of September 22, 2017 on the Company’s website at www.cjenergy.com, a copy of which is furnished as Exhibit 99.1 hereto, pursuant to Item 7.01 of Form 8-K.

C&J expressly disclaims any obligation to update the presentation materials or any other information posted on or available through its website, and cautions that the information set forth therein is only accurate as of the date indicated on such materials. The inclusion of any data or statements in the presentation materials (or available on or through C&J’s website) does not signify that such information is considered material.

C&J faces many challenges and risks in the industry in which the Company operates. The corporate presentation contains forward-looking statements that involve risks and uncertainties. C&J’s actual results may differ materially from those discussed in any forward-looking statement because of various factors, including those described under “Cautionary Note Regarding Forward-Looking Statements” in the corporate presentation. Please read “Cautionary Note Regarding Forward-Looking Statements” in the corporate presentation for additional information about the known material risks that the Company faces.

In accordance with General Instruction B.2 of Form 8-K, the information furnished pursuant to this Item 7.01, and including Exhibit 99.1 furnished herewith, shall not be deemed “filed” for purposes of Section 18 of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description of Exhibit

99.1	Corporate Presentation dated as of September 22, 2017.

SIGNATURES

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

September 22, 2017	C&J ENERGY SERVICES, INC.

	By:	/s/ Danielle Hunter
	Name:	Danielle Hunter
	Title:	Executive Vice President, General Counsel, Chief Risk and Compliance Officer and Corporate Secretary

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